Exhibit 99.1

ADM and Benson Hill Partner to Scale Innovative Ultra-High Protein Soy for North American Food Ingredient Markets

Strategic Partnership to Serve Growing Demand for Alternative Protein by Leveraging Benson Hill’s Proprietary Ultra-High Protein Soybeans and ADM’s World-Class Production and Commercial Capabilities

CHICAGO, IL and ST. LOUIS, MO – August 8, 2022 – ADM (NYSE: ADM), a global leader in alternative protein and nutrition products and solutions, and Benson Hill, Inc. (NYSE: BHIL), a food tech company unlocking the natural genetic diversity of plants, today announced a long-term strategic partnership to scale innovative soy ingredients that will help meet the rapidly growing demand for plant-based proteins. The partnership will serve a variety of plant-based food and beverage markets to meet savory, sweet and dairy customer needs.

Through the collaboration, ADM will process and commercialize a portfolio of proprietary ingredients derived from Benson Hill Ultra-High Protein (UHP) soybeans through an exclusive North American licensing partnership. The collaboration will scale innovative ingredients enabled by Benson Hill genetics that feature less processed proteins with significant water and carbon sustainability benefits, representing an exciting new frontier in taste, texture, nutrition and functionality for alternative protein solutions.

“We’re excited to launch this collaboration with Benson Hill, building full seed-to-fork capabilities with cutting-edge technologies that will allow us to offer new, innovative products to our alternative protein customers,” said Leticia Gonçalves, ADM’s president of Global Foods. “The global trends of food security and sustainability are driving significant and ongoing demand growth for alternative proteins: Alternative meat and dairy sales alone are expected to grow 14% a year, reaching $125 billion in 2030. ADM has expanded global capacity to meet that demand with the acquisition of Sojaprotein and the recently announced investment to enhance processing and supply capabilities and build a new protein solutions innovation center in Decatur. Now, working with Benson Hill, we’re taking the next step, expanding our value chain and adding new technologies that will power our ability to offer differentiated, high-value products to meet consumer demand for delicious, nutritious alternative proteins.”

Benson Hill’s CropOS® technology platform combines food science, data science and plant science to empower a new era of plant genomics innovation. It brings together powerful data analytics and biological knowledge to combine the genetic information of a plant, formulation needs of a customer, and data from farmers to help develop more nutritious, flavorful and sustainable ingredients. When combined with ADM’s broad expertise and capabilities in origination, applications and formulation, as well as current and expanded processing capacity for human food markets, the collaboration will create a pathway toward commercial-scale seed-to-fork production of higher-value alternative protein products.

The two companies will jointly engage farmer partners seeking opportunities to participate in the seed-to-fork food revolution.

“Seed innovation underpins the seed-to-fork movement by solving food formulation challenges in the farmer’s field, creating ingredients that are better from the beginning,” said Benson Hill CEO Matt Crisp. “This partnership with ADM represents a major milestone in advancing our business to its next stage of growth, which also will serve to broaden our proprietary product portfolio and drive significant scale of ingredients derived from Benson Hill genetics. We are excited to partner with ADM to help address demand in high-value and high-growth protein ingredient markets, while broadly delivering innovation and impact across the agri-food value chain to benefit farmers, food companies and consumers.”

Benson Hill management will comment further on the partnership during Benson Hill’s second quarter earnings call and webcast set for 8 a.m. Eastern Time on Monday, Aug. 8, 2022.

About ADM
ADM unlocks the power of nature to enrich the quality of life. We’re a premier global human and animal nutrition company, delivering solutions today with an eye to the future. We’re blazing new trails in health and well-being as our scientists develop groundbreaking products to support healthier living. We’re a cutting-edge innovator leading the way to a new future of plant-based consumer and industrial solutions to replace petroleum-based products. We’re an unmatched agricultural supply chain manager and processor, providing food security by connecting local needs with global capabilities. And we’re a leader in sustainability, scaling across entire value chains to help decarbonize our industry and safeguard our planet. From the seed of the idea to the outcome of the solution, we give customers an edge in solving the nutritional and sustainability challenges of today and tomorrow. Learn more at www.adm.com.

About Benson Hill
Benson Hill moves food forward with the CropOS® platform, a cutting-edge food innovation engine that combines data science and machine learning with biology and genetics. Benson Hill empowers innovators to unlock nature’s genetic diversity from plant to plate, with the purpose of creating nutritious, great-tasting food and ingredient options that are both widely accessible and sustainable. More information can be found at bensonhill.com or on Twitter at @bensonhillinc.

Cautionary Note Regarding Forward-Looking Statements
Certain statements in this press release may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or ADM’s or Benson Hill’s future financial or operating performance and may be identified by words such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” or similar words. These forward-looking statements are based upon assumptions made by ADM and Benson Hill as of the date hereof and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements include, among other things, statements regarding: ADM’s and Benson Hill’s strategies and plans for growth; ADM’s and Benson Hill’s positioning, resources, capabilities, and expectations for future performance; anticipated benefits and other aspects of the strategic partnership between ADM and Benson Hill; the markets expected to be served by the strategic partnership; plans to conduct processing, commercialization and farmer partner engagement activities in connection with the strategic partnership; anticipated benefits of ADM’s completed and pending acquisitions and investments; market and industry expectations; and projections of market opportunity expected to result from the strategic partnership. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: risks related to the effect of the announcement of the strategic partnership on ADM’s or Benson Hill’s business relationships, operating results, stock prices and businesses generally; the risk of the occurrence of any event, change or other circumstance that could give rise to the termination of the strategic partnership; the risk that the anticipated benefits and results of the strategic partnership will not be realized, including the achievement certain milestones; risks associated with the ability of ADM and Benson Hill to satisfy their obligations relating to strategic partnership; and other risks and uncertainties set forth in the sections entitled “Risk Factors,” “Cautionary Note Regarding Forward-Looking Statements” and “Safe Harbor Statement” in ADM’s and Benson Hill’s filings with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov. ADM and Benson Hill expressly disclaim any duty to update these forward-looking statements, except as otherwise required by law.

###
Media Contact
ADM

Jackie Anderson
312-634-8484
media@adm.com

Media Contact
Benson Hill
Christi Dixon
636-359-0797
cdixon@bensonhill.com

Media Kit
Investor Contact
Benson Hill
Ruben Mella
314-714-6313
rmella@bensonhill.com